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                           STI CLASSIC VARIABLE TRUST

                           INVESTMENT GRADE BOND FUND
                              CAPITAL GROWTH FUND
                            VALUE INCOME STOCK FUND
                             AGGRESSIVE GROWTH FUND
                       SUPPLEMENT DATED MARCH 29, 1996 TO
                        PROSPECTUS DATED AUGUST 18, 1995
                          (AS AMENDED OCTOBER 2, 1995)

    This   supplement  provides  new  and  additional  information  beyond  that contained in the Prospectus and should be retained and read in conjunction with such Prospectus.

    The Board of Trustees, at a meeting held on February 21, 1996 approved a change of name for the Aggressive Growth Fund to Mid-Cap Equity Fund (the "Fund") and adopted new policies for the Fund. These changes are designed to reflect more accurately the investment policies of the Fund. The following should be read in conjunction with the description of the Fund's investment objective that appears on page 4 of the Prospectus, and replaces the first paragraph in the discussion of the Fund's Investment Policies that appears on page 6 of the Prospectus:

    MID-CAP EQUITY FUND

        The Mid-Cap Equity Fund invests primarily in a diversified portfolio of common stocks, preferred stocks, and securities convertible into common stocks of small to midsize companies, (i.e., $50 million to $1 billion and $500 million to $5 billion, respectively, as measured by their market capitalization), with above-average growth of earnings. Under normal conditions, at least 80% of the total assets of the Fund will be invested in equity securities, and as a matter of non-fundamental policy, the Fund will invest at least 65% of its assets in midsize companies. Current income will not be an important criterion of investment selection and any such income should be considered incidental. In selecting securities for the Fund, the Advisor will evaluate factors such as the issuer's background, industry position, historical returns on equity and experience and qualifications of the management team.

                       PLEASE RETAIN FOR FUTURE REFERENCE